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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2010

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          New Jersey               001-33088                   22-2956711
          ----------               ---------                   ----------
(State Or Other Jurisdiction      (Commission                (IRS Employer
       Of Incorporation)           File Number)            Identification No.)


                    224 Pegasus Avenue, Northvale, NJ 076475
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement.

Memorandum of Understanding

         On January 8, 2010, Ivivi Technologies, Inc. (the "Company") filed a Form 8-K disclosing, among other things, that the Company, Ivivi Technologies, LLC (the "Buyer"), the other defendants and plaintiffs entered into a Memorandum of Understanding for the full settlement and release of claims in connection with the purported shareholder class action complaint, captioned Lehmann v. Gluckstern, et. al. The Memorandum of Understanding is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Letter Agreement

         As disclosed in the Company's preliminary proxy statement filed with the Securities and Exchange Commission (the "SEC"), the Company has provided a submission to the New Jersey Economic Development Authority (the "EDA") to determine if it is entitled to sell its net operating losses under the New Jersey Tax Credit Transfer Program (the "Program"). In order to qualify for the Program, a New Jersey company must certify that it meets the definition of a "biotechnology business" or "technology" business under the Program and that it will continue to operate as such in New Jersey during the upcoming year. The Company's submission provides for a proposal under which the Company would maintain certain employees in order to provide engineering, regulatory and technology services to biotechnology and technology companies following the closing of the transactions contemplated by the previously disclosed Asset Purchase Agreement in the event that the Company is entitled to sell its net operating losses under the Program. In connection with the foregoing submission, on January 12, 2010, the Company and the Buyer entered into a letter agreement (the "Letter Agreement") pursuant to which the Company and the Buyer will enter into an agreement under which the Company will provide engineering, regulatory and technology services to the Buyer for $26,000 per month in the event the Company receives at least $770,000 under the Program (the "Services Agreement"). The Services Agreement will be for a term of one year with the ability to renew for additional one year terms and is terminable by either party upon 180 days prior written notice. The Letter Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         Important Additional Information for Shareholders

         In connection with the transactions contemplated by the Asset Purchase Agreement, the Company has filed with the SEC a preliminary proxy statement for the meeting of shareholders of the Company to be convened to approve the transactions contemplated by the Asset Purchase Agreement. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT. Company shareholders can obtain copies of these materials (including the definitive proxy statement, when it becomes available) without charge from the SEC through the SEC's Web site at www.sec.gov. These documents can also be obtained free of charge by accessing them on the Company's corporate Website at www.ivivitechnologies.com.


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         The Company and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the Transaction. Information regarding the interests of such directors and executive officers (which may be different than those of the Company's shareholders generally) is set forth in the Company's proxy statement referred to above and additional information regarding the Company's directors and executive officers is included in previous filings with the SEC, including the Company's 2009 proxy statement.


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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number   Description
--------------   -----------

     10.1         Memorandum of Understanding, dated January 5, 2010.

     10.2 Letter Agreement, dated January 12, 2010, by and between the Company and Ivivi Technologies, LLC.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          IVIVI TECHNOLOGIES, INC.


                                          By:/s/ Andre' DiMino
                                             ----------------------------
                                             Name:  Andre' DiMino
                                             Title: Executive VP-Manufacturing
                                                    and Technology and Chief
                                                    Technical Officer



Date:    January 20, 2010





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